Exhibit 99.1

Navidea Biopharmaceuticals Posts Lymphoseek® NDA Update to Company Website

DUBLIN, OHIO – October 10, 2012 – Navidea Biopharmaceuticals, Inc. (NYSE MKT: NAVB), a biopharmaceutical company focused on the development and commercialization of precision diagnostics and radiopharmaceutical agents, today posted on its website an update to the status of the Lymphoseek NDA review. The web access to the statement can be found on the Navidea Investor page at: http://phx.corporate-ir.net/phoenix.zhtml?c=68527&p=irol-nda

Contact:

Navidea Biopharmaceuticals – Brent Larson, Sr. VP & CFO – (614) 822-2330

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